SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1999

                             PLAYTEX PRODUCTS, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)

Delaware                             1-12620                     51-0312772
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

300 Nyala Farms Road, Westport, CT                                  06880
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (203) 341-4000

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

         On June 30, 1999, pursuant to an Asset Sale Agreement, dated as of May 13, 1999, by and between Playtex Products, Inc., a Delaware corporation (the "Company"), and Colgate-Palmolive Company, a Delaware corporation (the "Seller"), as amended by Amendment No. 1 to the Asset Sale Agreement, dated as of June 25, 1999, by and between the Company and the Seller, the Company acquired the Baby Magic(R) brand of infant-related bath, lotion, shampoo, oil and powder products in the U.S., Canada, and Puerto Rico from the Sellers for $90 million in cash. The Sellers will retain the rights to the Baby Magic(R) brand outside of the U.S., Canada, and Puerto Rico. The consideration paid to the Sellers was determined by negotiations among the parties and was based on the value of the Baby Magic business on an ongoing basis. The acquisition consideration was obtained from borrowings under one of the Company's existing credit facilities which facilities were amended in connection with the acquisition.

Item 5.  Other Events.

         On June 30, 1999, the registrant issued a press release regarding the acquisition from Colgate-Palmolive Company of the Baby Magic(R) brand of infant-related bath, lotion, shampoo, oil and powder products for the U.S., Canada and Puerto Rico. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  N/A

         (b)      Pro forma financial information.

                  N/A

         (c)      Exhibits

         Exhibit       Description
         -------       -----------
           2.1         Asset Sale Agreement, dated as of May 13, 1999,
                       by and between Playtex Products, Inc. and
                       Colgate-Palmolive Company. (The Registrant
                       agrees to furnish copies of the exhibits and
                       schedules hereto supplementally to the
                       Commission on request.)
           2.2         Amendment No. 1 to the Asset Sale Agreement, dated
                       as of June 25, 1999, by and between Playtex Products,
                       Inc. and Colgate-Palmolive Company.
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                                                                               3

         Exhibit       Description
         -------       -----------
          10.1         Second Amendment to Credit Agreement dated as of
                       June 30, 1999, by and among Playtex Products,
                       Inc., the financial institutions listed on the
                       signature page thereto, DLJ Capital Funding,
                       Inc., and Wells Fargo Bank, N.A.
          99.1         Press release of Playtex Products, Inc. dated June 30,
                       1999.
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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 1999

                         PLAYTEX PRODUCTS, INC.


                         By: /s/ Michael F. Goss
                             -------------------
                             Michael F. Goss
                             Executive Vice President & Chief Financial Officer
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                                  EXHIBIT INDEX
                                  -------------

         Exhibit       Description
         -------       -----------
           2.1         Asset Sale Agreement, dated as of May 13, 1999,
                       by and between Playtex Products, Inc. and Colgate-Palmolive Company. (The Registrant agrees to furnish copies of the exhibits and schedules hereto supplementally to the
                       Commission on request.)
           2.2         Amendment No. 1 to the Asset Sale Agreement, dated
                       as of June 25, 1999, by and between Playtex Products, Inc. and Colgate-Palmolive Company.
          10.1         Second Amendment to Credit Agreement dated as of
                       June 30, 1999, by and among Playtex Products,
                       Inc., the financial institutions listed on the signature page thereto, DLJ Capital Funding, Inc., and Wells Fargo Bank, N.A.
          99.1         Press release of Playtex Products, Inc. dated June 30,
                       1999.